Q1 2017 Results Supplemental Presentation to Earnings Press Release April 25, 2017 Exhibit 99.2

Forward-Looking Statements NuVasive cautions you that statements included in this presentation that are not a description of historical facts are forward-looking statements that involve risks, uncertainties, assumptions and other factors which, if they do not materialize or prove correct, could cause NuVasive’s results to differ materially from historical results or those expressed or implied by such forward-looking statements. In addition, this presentation contains selected financial results from the first quarter 2017, as well as projections for 2017 financial guidance and longer-term financial performance goals. The Company’s projections for 2017 financial guidance and longer-term financial performance goals represent current estimates, including initial estimates of the potential benefits, synergies and cost savings associated with acquisitions, which are subject to the risk of being inaccurate because of the preliminary nature of the forecasts, the risk of further adjustment, or unanticipated difficulty in selling products or generating expected profitability. The potential risks and uncertainties that could cause actual growth and results to differ materially include, but are not limited to: the risk that NuVasive’s revenue or earnings projections may turn out to be inaccurate because of the preliminary nature of the forecasts; the risk of further adjustment to financial results or future financial expectations; unanticipated difficulty in selling products, generating revenue or producing expected profitability; the risk that acquisitions will not be integrated successfully or that the benefits and synergies from the acquisition may not be fully realized or may take longer to realize than expected; and those other risks and uncertainties more fully described in the Company’s news releases and periodic filings with the Securities and Exchange Commission. NuVasive’s public filings with the Securities and Exchange Commission are available at www.sec.gov. The forward-looking statements contained herein are based on the current expectations and assumptions of NuVasive and not on historical facts. NuVasive assumes no obligation to update any forward-looking statement to reflect events or circumstances arising after the date on which it was made.

Non-GAAP Financial Measures Management uses certain non-GAAP financial measures such as non-GAAP earnings per share, non-GAAP net income, non-GAAP operating expenses and non-GAAP operating profit margin, which exclude amortization of intangible assets, non-cash purchase accounting adjustments on acquisitions, business transition costs, CEO transition related costs, certain litigation charges, significant one-time items, non-cash interest expense (excluding debt issuance cost) and/or losses on repurchase of convertible notes, and the impact from taxes related to these items, including those taxes that would have occurred in lieu of these items. Management also uses certain non-GAAP measures which are intended to exclude the impact of foreign exchange currency fluctuations. The measure constant currency is the use of an exchange rate that eliminates fluctuations when calculating financial performance numbers. The Company also uses measures such as free cash flow, which represents cash flow from operations less cash used in the acquisition and disposition of capital. Additionally, the Company uses an adjusted EBITDA measure which represents earnings before interest, taxes, depreciation and amortization and excludes the impact of stock-based compensation, non-cash purchase accounting adjustments on acquisition, business transition costs, CEO transition related costs, certain litigation charges, and other significant one-time items. Management calculates the non-GAAP financial measures provided in this presentation excluding these costs and uses these non-GAAP financial measures to enable it to further and more consistently analyze the period-to-period financial performance of its core business operations. Management believes that providing investors with these non-GAAP measures gives them additional information to enable them to assess, in the same way management assesses, the Company’s current and future continuing operations. These non-GAAP measures are not in accordance with, or an alternative for, GAAP, and may be different from non-GAAP measures used by other companies. This presentation is intended to accompany the Company’s first quarter 2017 earnings announcement, which includes financial results reported on a GAAP and non-GAAP basis. For reconciliations of non-GAAP financial measures to the comparable GAAP financial measure, please refer to the earnings announcement, as well as supplemental financial information posted on the Investor Relations section of the Company’s corporate website at www.nuvasive.com.

Q1 2017 Performance Reported year-over-year revenue growth of 16.2% to $249.9 million, or 16.0% on a constant currency basis. Delivered GAAP operating profit margin of 9.3%; non-GAAP operating profit margin of 14.1%. Drove GAAP diluted earnings per share of $0.22; non-GAAP diluted EPS up 11.8% to $0.38. Solid start to 2017; in line with issued guidance ü ü ü *Performance growth reflects comparison to prior year period; for additional details regarding full year 2017 guidance, see slide 13 . Re-iterated full year 2017 guidance (inclusive of acquisitions): Revenue growth of ~10.7% to $1.065B or ~11.7% on a constant currency basis Non-GAAP operating profit margin of ~17.1% Adjusted EBITDA margin of ~26.7% Non-GAAP diluted EPS of $2.00

First Quarter 2017 Revenue Highlights 10% U.S. SPINAL HARDWARE Includes All Implants, Fixation, MAGEC® & PRECICE® 20% 34%* * Constant currency basis U.S. SURGICAL SUPPORT Includes Biologics, IOM Services & Disposables INTERNATIONAL Includes Puerto Rico Key Performance Factors Continued Adoption of Core Product Areas within iGA Platform, Strength in Cervical product line Key Performance Factors Driven By Addition of Biotronic Key Performance Factors Strong Growth in All Core Markets, including EMEA, AsiaPac and Latin America in 1Q17 in 1Q17 in 1Q17

First Quarter 2017 P&L Performance Non-GAAP Measures 1Q17 Actuals 1Q17 YoY Performance Factors Gross Margin 75.3% ↓ 180 bps negatively impacted by lower gross margin profile of the Biotronic business (~240 bps) Sales, Marketing & Admin. 56.2% ↓ 180 bps improvement from prior year impacted by lower SM&A profile of the Biotronic business (~260 bps) partially offset by higher non-cash stock-based compensation Research & Development 5.0% ↑ 10 bps driven by investments in internal R&D and strategic assets acquired to drive further innovation Operating Profit Margin 14.1% ↔ 0 bps; difference in P&L profile of Biotronic and greater inventory efficiencies offset by investments into R&D, higher non-cash stock-based compensation EPS $0.38 ↑ $0.04; ~11.8% YoY growth Adjusted EBITDA Margin 24.1% ↑160 bps reflecting the continued focus on improving the cash earnings profile of the business 6

* NuVasive financial performance guidance as of April 25, 2017. Global Revenue (In Millions) Non-GAAP Operating Profit Margin ~570 Basis Point Improvement $1,065* 11.4% 15.4% 16.1% 17.1%* Strong History of Growth and Profitability DISCIPLINED EXECUTION OF STRATEGY DRIVES EXCEPTIONAL RESULTS

8 2017 Technology Innovations* Modulus XLIF implant a novel, fully porous titanium implant created through an additive, 3D-printed manufacturing process Expandable implants for optimal fusion opportunity Designed to reduce surgical radiation Internal solution for fractures failing to heal due to complexity, poor bone quality or poor fixation The first system to enable surgeons to customize their approach intra-operatively, depending on the pathology and patient needs *Some products not commercially released; NuVasive may not make these products available for commercial sale.

New ‘all digital’, 180,000 sq. ft. facility is on-line and supporting select implants and instruments Produced 80,000+ parts out of facility in Q1 2017 Investing ~$45M to construct and equip new facility with state-of-the-art equipment Hiring well underway; expect to employ ~300 high-tech positions Further align R&D and Product Development teams to optimize and accelerate product launches, including 3D printing capabilities Enhances manufacturing presence in U.S. Continuing to make good progress in building ‘all digital’ manufacturing center in West Carrollton, Ohio Investment in U.S. Manufacturing

Enhancing Financial Flexibility Line of Credit Expanded Expands existing revolving line of credit, from $150 million up to $500 million. Demonstrates the Company’s opportunistic approach to its capital structure, and provides for a five-year term at reasonable borrowing rates. Allows greater flexibility in planning for the maturity of the Company’s convertible notes due July 2017, and supports future investment in organic and inorganic growth initiatives. 10

Driving ~20% CAGR in Adjusted EBITDA Improvements * NuVasive financial performance guidance as of April 25, 2017. Incremental focus on improving the working capital profile and CapEx spending will drive incremental gains in the free cash flow profile of the Company. Disciplined approach to driving profitability resulting in meaningful improvements FUTURE INITIATIVES Significantly reducing inventory days on hand Reducing CapEx burn from ~9% to ~6% of revenue through better set configuration and utilization

Driving Improved Tax Rate Focused on reducing tax rate through international scale and domestic tax planning Opportunity to drive non-GAAP effective tax rate lower by ~1,400 bps over 5 years. OPERATING IMPROVEMENTS TAKING HOLD Global tax planning initiatives are playing through: International scale being realized IP migration plans being deployed Building localized capabilities in country * NuVasive financial performance guidance as of April 25, 2017.

* NuVasive financial performance guidance as of April 25, 2017; ^Constant currency FY17 Guidance Performance Drivers Revenues As reported ~$1.065B, ~11.7% YoY growth^ ~$61M full year of Biotronic contribution; ~$10M currency headwind U.S. Spinal Hardware U.S. Surgical Support International ~8% YoY growth ~13% YoY growth ~16% YoY growth Strong expected lumbar, cervical and NSO product performance Full year of Biotronic contribution ~22% constant currency growth Non-GAAP Gross Margin ~76.1% ~50 bps YoY decrease due to the lower gross margin profile of Biotronic, partially offset by the increasing production at the West Carrollton facility Non-GAAP Sales, Marketing & Admin. ~54.0% ~150 bps YoY improvement primarily driven by sales force efficiencies and SM&A profile of Biotronic business Non-GAAP Research & Development ~5.0% ~$5M YoY increase in investment in innovation Non-GAAP Operating Profit Margin ~17.1% ~100 bps YoY improvement driven by core efficiencies while continuing to integrate acquired entities Non-GAAP Earnings Per Share ~$2.00 ~20% YoY growth Adjusted EBITDA Margin ~26.7% ~150 bps YoY increase Non-GAAP Effective Tax Rate ~35% ~120 bps YoY improvement; ASU adoption 2016-09 Non-GAAP diluted WASO ~53.1M shares Increased from ~52M shares in 2016 due to higher share price impact on remaining 2017 convertible note dilution; ASU adoption 2016-09 Reiterating Full Year 2017 Financial Performance Guidance*

Q2 2017 $262M Revenue Non-GAAP operating profit margin of 15.5% Q2 2017 Performance Expectations* PERFORMANCE EXPECTATIONS FOR MODELING PURPOSES ~12.3% Reported Ex FX ~6.5% Pro-forma Ex FX Non-GAAP Earnings per share of $0.44 * NuVasive financial performance guidance as of April 25, 2017; growth rates presented on a constant currency basis; pro-forma reflects year-over-year growth assuming acquisitions completed on January 1, 2016 and included in the financial results for the entire fiscal quarter.

Growing revenues at multiples of market in high single-digit range* Long-term non-GAAP operating profit margins expanding to ~25% and adjusted EBITDA margin to ~32%* Drive change in tax rate from high 30%’s to high 20%’s* Optimizing tax structure to drive EPS growth 2x the rate of revenue growth* Set to generate significant increases in free cash flow #1 #2 #3 #4 #5 Grow Revenues Expand Operating + EBITDA Margins Tax Rate Improvement Free Cash Flow EPS Growth Why Invest in NuVasive RELENTLESS FOCUS ON DRIVING SHAREHOLDER VALUE * NuVasive financial performance guidance as of April 25, 2017.